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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2006



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-16239                06-1481060
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

           7 Commerce Drive
         Danbury, Connecticut                                    06810
    (Address of principal executive                            (Zip code)
               offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

           (d) On March 3, 2006, the Board of Directors (the "Board") of ATMI, Inc. (the "Company"), elected Cheryl L. Shavers, Ph.D. to the Board. Dr. Shavers will serve as a Class I director until the Company's 2007 annual meeting of stockholders. The election of Dr. Shavers fills a vacancy created by the retirement of Michael J. Yomazzo effective January 4, 2006.

           A copy of the press release issued by the Company on March 8, 2006, announcing the election of Dr. Shavers as a director, is attached as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibits.

           The following is filed as an exhibit to this report:

         Exhibit Number          Description
         --------------          -----------

           99.1 Press Release issued by the Company on March 8, 2006, announcing the election of Cheryl L. Shavers, Ph.D. to its Board of Directors effective March 3, 2006.











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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    ATMI, INC.


Date: March 9, 2006                 By: /s/ Daniel P. Sharkey
                                        ----------------------------------------
                                        Name:  Daniel P. Sharkey
                                        Title: Vice President, Treasurer and
                                               Chief Financial Officer











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                                 EXHIBIT INDEX



         Exhibit Number          Description
         --------------          -----------

           99.1 Press Release issued by the Company on March 8, 2006, announcing the election of Cheryl L. Shavers, Ph.D. to its Board of Directors effective March 3, 2006.










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